Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of VR Holdings, Inc. for the fiscal quarter ending June 30, 2011, I, John E. Baker, Chief Financial Officer of VR Holdings, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of VR Holdings, Inc.

Dated: August 22, 2011

  /s/ John E. Baker

John E. Baker

Chief Financial Officer and Principal Accounting Officer of VR Holdings, Inc.